SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) January 2, 2003

                        NEUROTECH DEVELOPMENT CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                 Delaware                   0-15179             06-1100063
      -------------------------------    ---------------      ----------------
     (State or other jurisdiction       (Commission File     (IRS Employer
     of incorporation or organization)     Number)           Identification No.)




                 10 Cedar Swamp Road, Glen Cove, New York 11542
     -----------------------------------------------------------------
          (Address of principal executive offices)           (Postal Code)

                                 (516) 671-2400
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 4.           Change in Registrant's Certifying Accountant


(A) Engagement of New Independent Accountants

    (i) Effective January 2, 2003, Neurotech Development Corporation engaged the accounting firm of Sherb & Co., LLP ("Sherb")as Neurotech Development Corporation's new independent accountants to audit the Registrants financial statements for the fiscal year ending June 30, 2002. The engagement of Sherb was approved by the Board of Directors of the Company.

    (ii) During the two most recent years and the subsequent interim period through the date of this report, neither the Company, nor anyone on its behalf, has consulted with the Sherb regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements: or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(2)(i) and (ii) of regulation S-B and the related instructions to Item 304 of Regulation S-K, or a "reportable event", as that term is defined in Item 304(a)(1) (iv) of Regulation S-B.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (C)  Exhibits

         None

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this first amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Neurotech Development Corporation


Date: January 7, 2003                      By:/s/ Bernard Artz
                                                  -------------------
                                           Name:  Bernard Artz
                                           Title: Chairman and Chief
                                                  Financial Officer